The Prudential Investment Portfolios, Inc.

PGIM Jennison Growth Fund

Supplement dated April 18, 2019 to the Fund's Currently Effective Summary Prospectus

Effective May 1, 2019, the Summary Prospectus is revised, as follows:

1.The table in the section of the Summary Prospectus entitled "Summary - Management of the Fund" is hereby deleted in its entirety, and the following new disclosure is hereby substituted:

Investment	Subadviser	Portfolio Managers	Title	Service Date
Manager
PGIM Investments	Jennison Associates	Blair A. Boyer	Managing Director	May 2019
LLC	LLC
		Michael A. Del	Managing Director	May 2000
Balso
		Rebecca Irwin	Managing Director	May 2019
		Natasha Kuhlkin,	Managing Director	May 2019
CFA
		Kathleen A.	Managing Director	February 1999
McCarragher
		Spiros "Sig" Segalas	President and CIO	February 1999

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